UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 21, 2006

ACRO Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-50482	98-0377767

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

18 Halevna Street, Timrat, Israel	23840

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code + 972 4 604 0483

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September, 2006, our wholly owned subsidiary, Acrosec Ltd., appointed Mr. Eli Liran as its Chief Operating Officer. Mr. Eli Liran has an engineering experience of more than 24 years in an aerospace company, serving in variety of positions, including as a design engineer through a number of engineering management positions and as the Director of Business Development & Systems Integration of one of its divisions.

Mr. Eli Liran has also served as the VP Operations of an airport related software company and was the Program Manager of a very large security related project at the 2004 Athens Olympic Games.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACRO INC. By: /s/ Yami Tarsi —————————————— Yami Tarsi Chief Executive Officer Date: September 21, 2006